UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2020

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LRCX	The Nasdaq Stock Market (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

-i-

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2020, Lam Research Corporation (the “Company”) completed a public offering under the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-229762) (the “Registration Statement”) of (i) $750,000,000 aggregate principal amount of the Company’s 1.900% Senior Notes due June 15, 2030 (the “2030 Notes”), (ii) $750,000,000 aggregate principal amount of the Company’s 2.875% Senior Notes due June 15, 2050 (the “2050 Notes”) and (iii) $500,000,000 aggregate principal amount of the Company’s 3.125% Senior Notes due June 15, 2060 (the “2060 Notes” and, together with the 2030 Notes and the 2050 Notes, the “notes”).

The notes are being issued under the Indenture, dated as of February 13, 2015 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture, dated as of May 5, 2020 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and between the Company and the Trustee.

The Company will pay interest on the 2030 Notes on June 15 and December 15 of each year, beginning on December 15, 2020. The 2030 Notes will mature on June 15, 2030. Before March 15, 2030, the Company may redeem the 2030 Notes at a redemption price equal to 100% of the principal amount of such series (“par”), plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after March 15, 2030, the Company may redeem the 2030 Notes at par, plus accrued and unpaid interest.

The Company will pay interest on the 2050 Notes on June 15 and December 15 of each year, beginning on December 15, 2020. The 2050 Notes will mature on June 15, 2050. Before December 15, 2049, the Company may redeem the 2050 Notes at a redemption price equal to par, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after December 15, 2049, the Company may redeem the 2050 Notes at par, plus accrued and unpaid interest.

The Company will pay interest on the 2060 Notes on June 15 and December 15 of each year, beginning on December 15, 2020. The 2060 Notes will mature on June 15, 2060. Before December 15, 2059, the Company may redeem the 2060 Notes at a redemption price equal to par, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on or after December 15, 2059, the Company may redeem the 2060 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event (which involves the occurrence of both a change of control and a below investment grade rating of the notes), the Company will be required to make an offer to repurchase the notes at a price equal to 101% of the principal amount of the notes, plus accrued and unpaid interest.

The notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other senior unsecured debt from time to time outstanding. The notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture and the Fourth Supplemental Indenture. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission on February 13, 2015 and is incorporated herein by reference. The Fourth Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 2.03.

Item 8.01.	Other Events.

In connection with the public offering of the notes, the Company is filing the Underwriting Agreement for the offering and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1

Underwriting Agreement, dated April 30, 2020, between Lam Research Corporation and BofA Securities, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named therein

4.1

Indenture, dated as of February 13, 2015, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-202110) filed on February 13, 2015)

4.2	Fourth Supplemental Indenture, dated as of May 5, 2020, by and between Lam Research Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Form of 1.900% Senior Notes due June 15, 2030 (included in Exhibit 4.2)

4.4	Form of 2.875% Senior Notes due June 15, 2050 (included in Exhibit 4.2)

4.5	Form of 3.125% Senior Notes due June 15, 2060 (included in Exhibit 4.2)

5.1	Opinion of Jones Day

23.1	Consent of Jones Day (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020

LAM RESEARCH CORPORATION
(Registrant)

By:	/s/ Douglas R. Bettinger
Douglas R. Bettinger
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)